UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       October 28, 2024

SOUTHERN MISSOURI BANCORP, INC.

(Exact name of registrant as specified in its charter)

Missouri	000-23406	43-1665523
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

2991 Oak Grove Road, Poplar Bluff, Missouri	63901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (573) 778-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders

The 2024 Annual Meeting of stockholders of Southern Missouri Bancorp, Inc. was held on October 28, 2024, in Poplar Bluff, Missouri. Stockholders representing 9,102,349 shares, or 80.71%, of the common shares outstanding as of the September 6, 2024, record date were present in person or were represented at the meeting by proxy. Final voting results are shown below:

(Proposal 1) The election of the following nominees as directors of the Company, each for a three-year term:

(a)	Greg A. Steffens

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,514,899	1,351,497	205,735	1,030,218

(b)	Todd E. Hensley

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,562,049	1,320,460	189,622	1,030,218

(c)	L. Douglas Bagby

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,623,052	2,243,314	205,765	1,030,218

(Proposal 2) Advisory (non-binding) vote on executive compensation, commonly referred to as “Say on Pay” vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,771,276	98,059	202,796	1,030,218

(Proposal 3) Advisory (non-binding) vote as to whether the future advisory votes on executive compensation should be held every one, two, or three years:

ONE	TWO	THREE	ABSTAIN	BROKER NON-VOTES
7,156,200	118,263	589,487	208,181	1,030,218

(Proposal 4) Approval of the Southern Missouri Bancorp, Inc. 2024 Omnibus Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,730,054	136,295	205,782	1,030,218

(Proposal 5) The ratification of the appointment of FORVIS MAZARS, LLP as the Company's independent auditors for the fiscal year ending June 30, 2025:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,805,276	109,284	187,789	-

The vote required to approve Proposals 1, 2, 4 and 5 was the affirmative majority of the votes cast on each proposal. Accordingly, Messrs. Steffens, Hensley and Bagby were each elected to a three-year term to expire in 2027 and Proposals 2, 4 and 5 were approved. With regard to Proposal 3, the Board of Directors of the Company determined, in light of the results of this item, that the Company will hold an advisory vote on executive compensation every year until the next required vote on the frequency of advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: October 30, 2024	By:	/s/ Matthew T. Funke
Matthew T. Funke
President and Chief Administrative Officer